GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
December 31, 2019 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (81.87%)

Private Investment Funds (67.94%)*
AEW Core Property Trust (U.S.), Inc.	48,877	$50,753,879
American Core Realty Fund, L.P.	445	55,983,880
Ares Real Estate Enhanced Income Fund, L.P.	N/A	49,910,740
Barings Core Property Fund, L.P.	101,597	13,695,192
BGO Diversified US Property Fund, L.P.	24,498	54,747,039
BlackRock US Core Property Fund	N/A	50,291,473
Brookfield Senior Mezzanine Real Estate Finance Fund	96,165	98,573,324
CBRE U.S. Core Partners, L.P.	74,863,082	108,756,569
Clarion Gables Multifamily Trust, L.P.	143,690	189,592,717
Clarion Lion Industrial Trust, L.P.	54,291	115,576,734
Clarion Lion Properties Fund, L.P.	155,932	241,661,170
Cortland Growth and Income Fund, L.P.	166,427	189,323,482
CrossHarbor Strategic Debt Fund, L.P.	N/A	102,253,627
GWL U.S. Property Fund, L.P.	N/A	27,942,247
Hancock U.S. Real Estate Fund, L.P.	63,179	83,847,865
Heitman America Real Estate Trust, L.P.	26,888	32,575,898
Heitman Core Real Estate Debt Income Trust	134,105	137,717,623
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	307,325	31,034,386
MetLife Commercial Mortgage Income Fund, L.P.	9,816	10,081,067
Morgan Stanley Prime Property Fund	12,908	248,448,595
Oaktree Real Estate Income Fund, L.P.	N/A	125,989,625
PGIM Real Estate US Debt Fund, L.P.	72,013	84,057,597
PRISA, L.P.	104,363	182,143,994
RREEF America REIT II, Inc.	248,080	31,595,153
Sentinel Real Estate Fund, L.P.	876	79,390,017
Stockbridge Smart Markets Fund, L.P.	42,893	68,210,120
TA Realty Core Property Fund, L.P.	88,894	101,752,430
TCM CRE Credit Fund, L.P.	87,906	88,076,331
Torchlight Value Fund, LLC	40,000	40,029,662
UBS Trumbull Property Fund	1,831	19,275,759
USAA US Government Building Fund, LLC	N/A	74,401,759
Voya Commercial Mortgage Lending Fund, L.P.	N/A	15,343,462
		2,803,033,416

Publicly Traded Securities (13.93%)
AGNC Investment Corp.	1,063,400	18,800,912
Alexandria Real Estate Equities, Inc.	49,710	8,032,142
American Homes 4 Rent, Class A	279,238	7,318,828
American Tower Corp.	19,090	4,387,264

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Americold Realty Trust	163,230	$5,722,844
Annaly Capital Management, Inc.	1,974,030	18,595,363
Apartment Investment & Management Co., Class A	115,480	5,964,542
Apollo Commercial Real Estate Finance, Inc.	120,930	2,211,810
Arbor Realty Trust, Inc.	879,730	12,624,125
Ares Commercial Real Estate Corp.	328,900	5,209,776
AvalonBay Communities, Inc.	50,360	10,560,492
Blackstone Mortgage Trust, Inc., Class A	598,720	22,284,358
Boston Properties, Inc.	51,430	7,090,140
Brandywine Realty Trust	205,650	3,238,987
Brixmor Property Group, Inc.	198,680	4,293,475
CareTrust REIT, Inc.	225,502	4,652,106
Columbia Property Trust, Inc.	231,340	4,837,319
Cousins Properties, Inc.	107,740	4,438,888
CyrusOne, Inc.	99,230	6,492,619
DiamondRock Hospitality Co.	361,780	4,008,522
Digital Realty Trust, Inc.	70,680	8,463,223
Empire State Realty Trust, Inc., Class A	363,790	5,078,508
Equinix, Inc.	44,800	26,149,760
Equity Residential	207,830	16,817,604
Extra Space Storage, Inc.	111,470	11,773,461
Healthcare Trust of America, Inc., Class A	192,370	5,824,964
Healthpeak Properties, Inc.	537,170	18,516,250
Host Hotels & Resorts, Inc.	692,210	12,840,495
Hudson Pacific Properties, Inc.	115,816	4,360,472
Invitation Homes, Inc.	369,950	11,087,401
Iron Mountain, Inc.	159,120	5,071,154
iStar, Inc.	137,980	2,002,090
JBG SMITH Properties	255,550	10,193,890
Kilroy Realty Corp.	114,130	9,575,507
KKR Real Estate Finance Trust, Inc.	182,070	3,717,869
Ladder Capital Corp.	1,223,250	22,067,430
Liberty Property Trust	97,290	5,842,265
Life Storage, Inc.	42,240	4,573,747
Medical Properties Trust, Inc.	303,436	6,405,534
Mid-America Apartment Communities, Inc.	73,546	9,697,776
New Residential Investment Corp.	365,110	5,881,922
Omega Healthcare Investors, Inc.	143,280	6,067,908
Park Hotels & Resorts, Inc.	257,654	6,665,509
Prologis, Inc.	350,400	31,234,656
Public Storage	19,080	4,063,277
Realty Income Corp.	255,320	18,799,212
Redwood Trust, Inc.	180,900	2,992,086
Regency Centers Corp.	95,820	6,045,284

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Retail Opportunity Investments Corp.	302,500	$5,342,150
Retail Properties of America, Inc., Class A	414,320	5,551,888
Rexford Industrial Realty, Inc.	115,958	5,295,802
SBA Communications Corp.	25,147	6,060,176
Simon Property Group, Inc.	93,510	13,929,250
Starwood Property Trust, Inc.	903,280	22,455,541
STORE Capital Corp.	196,810	7,329,204
Sun Communities, Inc.	87,880	13,190,788
Taubman Centers, Inc.	43,820	1,362,364
TPG RE Finance Trust, Inc.	292,030	5,919,448
Two Harbors Investment Corp.	225,990	3,303,974
UDR, Inc.	295,940	13,820,398
Ventas, Inc.	220,600	12,737,444
VEREIT, Inc.	866,210	8,003,780
VICI Properties, Inc.	309,870	7,917,179
		574,793,152

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $3,093,110,105)		3,377,826,568

EXCHANGE TRADED FUNDS (5.44%)
iShares® MBS ETF	1,037,900	112,155,474
Vanguard® Mortgage-Backed Securities ETF	2,112,100	112,300,357

TOTAL EXCHANGE TRADED FUNDS
(Cost $222,633,406)		224,455,831

MUTUAL FUND (2.48%)
Fidelity Advisor® Real Estate Income Fund, Class Z	8,220,579	102,346,212

TOTAL MUTUAL FUND
(Cost $99,844,835)		102,346,212

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (3.54%)(a)
American Homes 4 Rent, Series D	6.50%	4,957	129,824
American Homes 4 Rent, Series E	6.35%	73,000	1,891,430
American Homes 4 Rent, Series F	5.88%	93,000	2,434,740
American Homes 4 Rent, Series H	6.25%	167,617	4,461,964
Boston Properties, Inc., Series B	5.25%	95,000	2,422,500
Brookfield Property Partners L.P., Series A	6.50%	55,000	1,428,350
Brookfield Property REIT, Inc., Series A	6.38%	117,000	2,937,870
Digital Realty Trust, Inc., Series G	5.88%	47,923	1,217,244
Digital Realty Trust, Inc., Series J	5.25%	87,000	2,241,990
Digital Realty Trust, Inc., Series K	5.85%	188,483	5,183,283
Digital Realty Trust, Inc., Series L	5.20%	125,000	3,226,250

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
EPR Properties, Series G	5.75%	164,500	$4,247,390
Federal Realty Investment Trust, Series C	5.00%	178,000	4,581,720
Hersha Hospitality Trust, Series C	6.88%	97,000	2,426,940
Hersha Hospitality Trust, Series D	6.50%	112,000	2,788,800
Hersha Hospitality Trust, Series E	6.50%	77,000	1,925,000
Kimco Realty Corp., Series L	5.13%	9,859	253,771
Kimco Realty Corp., Series M	5.25%	55,000	1,424,500
National Retail Properties, Inc., Series F	5.20%	112,000	2,848,160
National Storage Affiliates Trust, Series A	6.00%	151,158	4,023,826
Pebblebrook Hotel Trust, Series C	6.50%	45,000	1,143,000
Pebblebrook Hotel Trust, Series D	6.38%	12,500	323,000
Pebblebrook Hotel Trust, Series E	6.38%	145,086	3,685,184
Pebblebrook Hotel Trust, Series F	6.30%	177,000	4,548,900
PS Business Parks, Inc., Series W	5.20%	149,579	3,856,147
PS Business Parks, Inc., Series Y	5.20%	90,000	2,311,200
PS Business Parks, Inc., Series Z	4.88%	160,000	3,966,400
Public Storage, Series D	4.95%	33,005	840,637
Public Storage, Series G	5.05%	25,000	646,750
Public Storage, Series H	5.60%	173,000	4,790,370
Public Storage, Series I	4.88%	29,000	746,750
Public Storage, Series J	4.70%	40,000	1,027,600
Public Storage, Series V	5.38%	216,000	5,449,680
Public Storage, Series W	5.20%	40,000	1,011,200
QTS Realty Trust, Inc., Series A	7.13%	101,913	2,772,034
Rexford Industrial Realty, Inc., Series A	5.88%	152,284	3,932,354
Rexford Industrial Realty, Inc., Series B	5.88%	62,998	1,630,388
Rexford Industrial Realty, Inc., Series C	5.63%	110,000	2,820,400
Saul Centers, Inc., Series D	6.13%	147,664	3,808,255
Saul Centers, Inc., Series E	6.00%	152,000	3,997,600
Seritage Growth Properties, Series A	7.00%	114,300	3,008,376
SITE Centers Corp., Series A	6.38%	106,671	2,794,780
SITE Centers Corp., Series K	6.25%	67,000	1,699,120
Spirit Realty Capital, Inc., Series A	6.00%	149,100	3,884,055
Summit Hotel Properties, Inc., Series D	6.45%	8,246	212,730
Summit Hotel Properties, Inc., Series E	6.25%	206,000	5,263,300
Sunstone Hotel Investors, Inc., Series E	6.95%	105,000	2,731,050
Sunstone Hotel Investors, Inc., Series F	6.45%	27,955	720,680
Taubman Centers, Inc., Series J	6.50%	89,002	2,309,602
Taubman Centers, Inc., Series K	6.25%	70,000	1,813,700
Urstadt Biddle Properties, Inc., Series H	6.25%	39,000	1,038,570
Urstadt Biddle Properties, Inc., Series K	5.88%	89,000	2,267,720
VEREIT, Inc., Series F	6.70%	100,021	2,550,535
Vornado Realty Trust, Series K	5.70%	210,000	5,294,100
Vornado Realty Trust, Series L	5.40%	92,000	2,319,320
Vornado Realty Trust, Series M	5.25%	101,000	2,579,540

TOTAL PREFERRED STOCKS
(Cost $140,445,903)			145,890,579

SHORT TERM INVESTMENT (5.67%)
Federated Treasury Obligations Fund, Class IS	1.52%	233,920,002	233,920,002

Description	Value (Note 2)
TOTAL SHORT TERM INVESTMENT
(Cost $233,920,002)	233,920,002

TOTAL INVESTMENTS (99.00%)
(Cost $3,789,954,251)	$4,084,439,192

Other Assets In Excess Of Liabilities (1.00%)	41,260,353
NET ASSETS (100.00%)	$4,125,699,545

(a)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of interest.

Common Abbreviations:
ETF	-	Exchange Traded Fund
LLC	-	Limited Liability Company
L.P.	-	Limited Partnership
REIT	-	Real Estate Investment Trust

* Additional Information on Investments in Private Investment Funds:

Value	Description	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of December 31, 2019
$50,753,879	AEW Core Property Trust (U.S.), Inc.	Quarterly	45	$0
55,983,880	American Core Realty Fund, L.P.	Quarterly	10	0
49,910,740	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	51,257,483
13,695,192	Barings Core Property Fund, L.P.	Quarterly	30	0
54,747,039	BGO Diversified US Property Fund, L.P.	Quarterly	N/A**	0
50,291,473	BlackRock US Core Property Fund	Quarterly	60	0
98,573,324	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	27,751,495
108,756,569	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
189,592,717	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
115,576,734	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
241,661,170	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
189,323,482	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
102,253,627	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
27,942,247	GWL U.S. Property Fund, L.P.	Quarterly	90	0
83,847,865	Hancock U.S. Real Estate Fund, L.P.	Quarterly	60	0
32,575,898	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
137,717,623	Heitman Core Real Estate Debt Income Trust	Quarterly	90	25,000,000
31,034,386	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	69,253,802
10,081,067	MetLife Commercial Mortgage Income Fund, L.P.	Quarterly	90	0
248,448,595	Morgan Stanley Prime Property Fund	Quarterly	90	0
125,989,625	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	15,000,000
84,057,597	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	19,267,327
182,143,994	PRISA, L.P.	Quarterly	90	0
31,595,153	RREEF America REIT II, Inc.	Quarterly	45	0
79,390,017	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
68,210,120	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
101,752,430	TA Realty Core Property Fund, L.P.	Quarterly	45	55,000,000
88,076,331	TCM CRE Credit Fund, L.P.	Quarterly	90	4,400,000
40,029,662	Torchlight Value Fund, LLC	Monthly	15	0
19,275,759	UBS Trumbull Property Fund	Quarterly	60	0
74,401,759	USAA US Government Building Fund, LLC	Quarterly	60	0
15,343,462	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	134,920,521
$2,803,033,416				$401,850,628

 **  Written notice required for redemption, no minimum timeline required.

See Notes to Quarterly Schedule of Investments.

Griffin Institutional Access Real Estate Fund

Notes to Quarterly Schedule of Investments

December 31, 2019 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities of the Fund are valued at their current market values determined on the basis of readily available market quotations. Market quotations are obtained from independent pricing services approved by the Board of Trustees (the “Trustees”). If market quotations are not readily available, or if the available quotations are not believed to be reflective of market value, securities are valued at fair value in good faith pursuant to the procedures adopted by the Trustees. The Trustees have delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the valuation policy approved by the Trustees. Fair valuation procedures may be applied when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is unreliable. There is no single standard for determining fair value of a security. Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate the Fund’s NAV.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as real estate investment trusts (“REIT”) for tax purposes. Further, the Private Investment Funds generally include private funds that invest in real estate assets (“Private Equity REITs”) and private funds that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The Private Investment Funds measure their investment assets at fair value and report a NAV on a calendar quarter basis. For non-calendar quarter-end days, the fair value of each Private Equity REIT is determined by adjusting the most recent NAV for each Private Equity REIT by the change in a proprietary index that the Trustees have deemed to be representative of the Private Equity REIT market. With regard to the Private Debt Funds, the Adviser will accrue income on a daily basis and update the NAV, generally on a quarterly basis, utilizing the NAVs issued by the Private Debt Funds. In the event that a NAV is not provided by a Private Investment Fund following the end of the quarter or if the Adviser becomes aware of developments warranting an update to a Private Investment Fund's valuation, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective net asset value each quarter. As of December 31, 2019, all of the Fund’s investments in Private Investment Funds were valued at their respective sponsored issued NAVs.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended December 31, 2019, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of December 31, 2019:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$2,803,033,416
Publicly Traded Securities	574,793,152	–	–	574,793,152
Exchange Traded Funds	224,455,831	–	–	224,455,831
Mutual Fund	102,346,212	–	–	102,346,212
Preferred Stocks	145,890,579	–	–	145,890,579
Short Term Investment	233,920,002	–	–	233,920,002
Total	$1,281,405,776	$–	$–	$4,084,439,192

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.

There were no transfers out of or into Level 3 during the period ended December 31, 2019.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of December 31, 2019, the Fund had total Unfunded Commitments in the amount of $401,850,628.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of December 31, 2019, the Fund had 93.33% of the value of its net assets invested within the real estate industry.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Other Investment Companies – The Fund may invest in securities of other investment companies, including mutual funds and Exchange-Traded Funds (“ETFs”) that invest principally, directly or indirectly, in real estate or real estate related securities. Because mutual funds and ETFs incur their own fees and expenses, shareholders of the Fund will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of a mutual fund or an ETF. Unlike mutual funds, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open ended Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at the closing NAV. The Money Market Fund is not subject to FDIC insurance.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.